Supplement, dated April 1, 2008,
                      to the Prospectus, dated May 1, 2007,
                                       for
               Seligman Communications and Information Fund, Inc.,
                                  (the "Fund")


The following changes are effective May 1, 2008.

The Fund is eliminating the required $2,500 minimum initial investment; however, Fund shareholders, subject to certain exceptions, must achieve and maintain a $1,000 balance in the Fund within one year, as further described below. The Fund is also decreasing the required minimum periodic investment amounts for Fund accounts utilizing the Invest-A-Check service. In connection with such changes, the following amendments are hereby made to the Fund's prospectus.

The third paragraph under the section "Opening Your Account" is superseded and replaced in its entirety as follows:

The required minimum initial investments are:

      o Regular (non-retirement) accounts: None (but certain Fund accounts are subject to a $1,000 minimum Fund account balance; for details, see "Important Policies That May Affect Your Account" below)

      o     For accounts opened concurrently with  Invest-A-Check(R):

            o     $100 to open if you will be making monthly investments

            o     $250 to open if you will be making quarterly investments

The sixth bullet under the section "Important Policies That May Affect Your Account" is hereby superseded and replaced in its entirety with the following (the lead-in sentence is repeated below for your convenience):

To protect you and other shareholders, the Fund reserves the right to:

      o Close your Fund account if its value is below $1,000, provided, however, that this policy does not apply to direct accounts held at SDC that are retirement accounts (i.e., IRAs), unclaimed property accounts and Fund shareholder accounts in the process of automatic conversion from the Fund's Class B shares to Class A shares that aggregate to more than $1,000. The Fund will notify you in writing at least 30 days before closing your Fund account and anticipates permitting shareholders owning Fund shares directly with SDC a period of one year to reach the $1,000 Fund minimum balance. If you hold your shares through a financial intermediary, you should contact that financial intermediary for their policies relating to minimum investment requirements (which could be different from the Fund's requirements);